FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT
(VFCC/NorthStar)

THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of May 24, 2007 (this “Amendment No. 1”), is entered into by and among NRFC WA HOLDINGS, LLC, as a seller (together with its successors and permitted assigns, “NRFC”), NRFC WA HOLDINGS II, LLC, as a seller (together with its successors and permitted assigns, “NRFC II”), NRFC WA HOLDINGS VII, LLC, as a seller (together with its successors and permitted assigns, “NRFC VII”), NRFC WA HOLDINGS X, LLC, as a seller (together with its successors and permitted assigns, “NRFC X”), NRFC WA HOLDINGS XI, LLC, as a seller (together with its successors and permitted assigns, “NRFC XI”), NRFC WA HOLDINGS XII, LLC, as a seller (together with its successors and permitted assigns, “NRFC XII”, and, together with NRFC, NRFC II, NRFC VII, NRFC X and NRFC XI, the “Seller”), VARIABLE FUNDING CAPITAL COMPANY LLC, as a purchaser (together with its successors and assigns, “VFCC”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the swingline purchaser (together with its successors and assigns in such capacity, the “Swingline Purchaser”, and, together with VFCC, the “Purchaser”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent for the Secured Parties (together with its successors and assigns in such capacity, the “Deal Agent”), NORTHSTAR REALTY FINANCE CORP, as a guarantor (together with its successors and permitted assigns, “NorthStar”), and NORTHSTAR REALTY FINANCE L.P., as a guarantor (together with its successors and permitted assigns, the “Operating Partnership”, and, together with NorthStar, the “Guarantor”), and consented to by NRFC SUB-REIT CORP., as the pledgor (together with its successors and permitted assigns, the “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Seller, the Guarantor, the Purchaser and the Deal Agent are parties to that certain Master Repurchase Agreement, dated as of May 14, 2007, (as amended by this Amendment No. 1, the “Repurchase Agreement”);

WHEREAS, the Seller and the Guarantor desire to make certain modifications to the Repurchase Documents;

WHEREAS, the Purchaser and the Deal Agent are willing to modify the Repurchase Documents as requested by the Seller and the Guarantor on the terms and conditions specified herein; and

WHEREAS, the Pledgor is a party to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 1 and desires to evidence its agreement to the amendments and modifications set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendment to Repurchase Agreement.

The definition of “Maximum Amount” contained in Subsection 1.1(b) to the Repurchase Agreement is hereby amended and restated in its entirety as follows:

““Maximum Amount”: Means $800,000,000; provided, however, after the Temporary Increase Period, (a) in the event Purchased Assets are repurchased and sold into the CDO Securitization Transaction on or prior to the Temporary Increase Expiration Date and the Seller repays the Temporary Increase Indebtedness plus all accrued and unpaid Price Differential thereon and all related Breakage Costs on or before the Temporary Increase Expiration Date, the Maximum Amount shall be $400,000,000 and (b) in the event the Seller does not satisfy clause (a) of this definition, the Maximum Amount shall equal the sum of $400,000,000 and the highest Temporary Increase Amount, provided that such Maximum Amount shall be reduced to (i) within six (6) months of the Temporary Increase Expiration Date, $600,000,000, (ii) within twelve (12) months of the Temporary Increase Expiration Date, $550,000,000 and (iii) within eighteen (18) months of the Temporary Increase Expiration Date, $500,000,000; provided, further, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.”

Section 2. [Reserved].

Section 3. Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to any Repurchase Document shall be deemed to mean each Repurchase Document as modified by this Amendment No. 1. This Amendment No. 1 shall not constitute a novation of the Repurchase Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 1, as though such terms and conditions were set forth herein.

Section 4. Representations.

Each of the Seller, the Guarantor and the Pledgor represent and warrant, as of the date of this Amendment No. 1, as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b) the execution, delivery and performance by it of this Amendment No. 1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1;

(d) this Amendment No. 1 has been duly executed and delivered by it;

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(e) this Amendment No. 1, as well as each of the Repurchase Documents as modified by this Amendment No. 1, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1; and

(g) each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other Person with respect to this Amendment No. 1, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller and the Guarantor to repay the Obligations and other amounts due under the Repurchase Documents.

Section 5. Conditions Precedent.

The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Deal Agent of this Amendment No. 1 duly executed by each of the parties hereto; (ii) the payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Deal Agent, in the amount to be set forth on a separate invoice; and (iii) such other documents, agreements or certifications as the Deal Agent may reasonably require.

Section 6. Miscellaneous.

(a) This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d) The interpretive provisions of Section 1.2 of the Repurchase Agreement are incorporated herein mutatis mutandis.

(e) This Amendment No. 1 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

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(f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLERS:	NRFC WA HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022

	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE SELLERS (cont.):	NRFC WA HOLDINGS II, LLC,
a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings II, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022

	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE SELLERS (cont.):	NRFC WA HOLDINGS VII, LLC, a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings VII, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022
	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to:

Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE SELLERS (cont.):	NRFC WA HOLDINGS X, LLC, a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings X, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022

	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE SELLERS (cont.):	NRFC WA HOLDINGS XI, LLC, a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings XI, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022

	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE SELLERS (cont.):	NRFC WA HOLDINGS XII, LLC, a Delaware limited liability company

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert
Title: Executive Vice President

Address for Notices: NRFC WA Holdings XII, LLC c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022

	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE PURCHASERS:	VARIABLE FUNDING CAPITAL COMPANY LLC,
as a Purchaser

By: Wachovia Capital Markets, LLC, as attorney-in-fact

By: /s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr. Title: Director

Variable Funding Capital Company LLC c/o Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: TW10 301 South College Street Charlotte, North Carolina 28288
	Attention:	Conduit Administration
	Facsimile No.:	(704) 383-9579
	Confirmation No.:	(704) 374-2520

with a copy to: Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0166 301 South College Street Charlotte, North Carolina 28288
	Attention:	Joseph F. Cannon
	Facsimile No.:	(704) 715-0066
	Confirmation No.:	(704) 383-2324

[Signatures Continued on the Following Page]

THE PURCHASERS (cont.):	WACHOVIA BANK, NATIONAL ASSOCIATION
as the Swingline Purchaser

By: /s/ Joseph F. Cannon
Name: Joseph F. Cannon Title: Vice President

Wachovia Bank, National Association One Wachovia Center, Mail Code: NC0166 301 South College Street Charlotte, North Carolina 28288
	Attention:	Joseph F. Cannon
	Facsimile No.:	(704) 715-0066
	Confirmation No.:	(704) 383-2324

[Signatures Continued on the Following Page]

THE DEAL AGENT:	WACHOVIA CAPITAL MARKETS, LLC

By: /s/ Joseph F. Cannon
Name: Joseph F. Cannon Title: Vice President

Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0166 301 South College Street Charlotte, North Carolina 28288
	Attention:	Joseph F. Cannon
	Facsimile No.:	(704) 715-0066
	Confirmation No.:	(704) 383-2324

[Signatures Continued on the Following Page]

THE GUARANTORS:	NORTHSTAR REALTY FINANCE CORP., a Maryland corporation

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Executive Vice President

NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022
	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680
with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

THE GUARANTORS (cont.):	NORTHSTAR REALTY FINANCE L.P., a Delaware limited partnership,

By: NorthStar Realty Finance Corp., a Maryland corporation, its general partner

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Executive Vice President

NorthStar Realty Finance L.P. c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022
	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680
with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923

[Signatures Continued on the Following Page]

Acknowledged and Agreed to:

THE PLEDGOR:	NRFC SUB-REIT CORP., a Maryland corporation

By: /s/ Daniel R. Gilbert
Name: Daniel R. Gilbert Title: Executive Vice President

NRFC Sub-REIT Corp. c/o NorthStar Realty Finance Corp. 399 Park Avenue, 18th floor New York, New York 10022
	Attention:	Andy Richardson Al Tylis, Esq. Daniel R. Gilbert
	Facsimile No.:	(212) 547-2700
	Confirmation No.:	(212) 547-2650 (212) 547-2641 (212) 547-2680

with a copy to: Paul Hastings Janofsky & Walker LLP 75 East 55th Street New York, New York 10022
	Attention:	Robert J. Grados, Esq.
	Facsimile No.:	(212) 230-7830
	Confirmation No.:	(212) 318-6923